UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2005

ARCH CHEMICALS, INC.
(Exact name of registrant as specified in its charter)

Virginia	1-14601	06-1526315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Merritt 7, Norwalk, CT	06851
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (203) 229-2900

(N/A)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On November 30, 2005, Arch Chemicals, Inc. announced that it had completed its sale of its 50 percent share in Planar Solutions, LLC, which is a joint venture that sells chemical mechanical planarization products. Attached as Exhibit 99, and incorporated herein by reference, is a copy of the registrant's press release dated November 30, 2005.

This information might be considered material so the Company is disclosing this information in this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99. Press Release, dated November 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH CHEMICALS, INC.

Date: November 30, 2005	By:	/s/ Louis S. Massimo
Name: Louis S. Massimo
Title: Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.	Press Release, dated November 30, 2005.

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